CREDIT LINE DEED OF TRUST

                CREDIT LINE DEED OF TRUST, MORTGAGE, ASSIGNMENT,
           SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT

                                      FROM

                      EASTERN AMERICAN ENERGY CORPORATION,
                           a West Virginia corporation
                        (Federal Tax I.D. No. 55-0538443)

                                       TO

                                J. NICHOLAS BARTH

                                 (THE "TRUSTEE")

                                       AND

                   BLACK STONE ACQUISITIONS PARTNERS II, L.P.,
                         a Delaware limited partnership,
                  BLACK STONE ACQUISITIONS PARTNERS II-B, L.P.,
                       a Delaware limited partnership, and
                             HATFIELD ROYALTY, L.P.,
                         a Delaware limited partnership,

                         (COLLECTIVELY THE "MORTGAGEE")


                              Dated  June 10, 2005.

A CARBON, PHOTOGRAPHIC, FACSIMILE, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

THIS INSTRUMENT SECURES AN OBLIGATION THAT MAY INCREASE OR DECREASE FROM TIME TO TIME.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, SECURES PAYMENT OF FUTURE ADVANCES, AND COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING WITHOUT LIMITATION OIL AND GAS), AND THE ACCOUNTS RELATED THERETO. THIS INSTRUMENT COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN, AND IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE OR COMPARABLE RECORDS OF

THE COUNTIES REFERENCED IN EXHIBIT A HERETO AND SUCH FILING SHALL SERVE, AMONG OTHER PURPOSES, AS A FIXTURE FILING. THE MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE, WHICH INTEREST IS DESCRIBED IN SECTION 1.1 OF THIS INSTRUMENT.

ADDRESS  OF  TRUSTEE:                    ADDRESS  OF  MORTGAGEE:

                                         BLACK  STONE  ACQUISITIONS  PARTNERS II, L.P.

                                         BLACK  STONE ACQUISITIONS PARTNERS II-B, L.P.

J.  NICHOLAS  BARTH                      HATFIELD  ROYALTY,  L.  P.

P.  O.  BOX  129                         1001  FANNIN,  SUITE  2020

CHARLESTON,  WEST  VIRGINIA  25321-0129  HOUSTON,  TEXAS  77002

                                         ATTENTION:  J.  A.  MILLS


                CREDIT LINE DEED OF TRUST, MORTGAGE, ASSIGNMENT,
           SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT
                                (this "Mortgage")

                                   ARTICLE I.

                     Granting Clauses: Secured Indebtedness
                     --------------------------------------

     Section  1.1.     Grant and Mortgage.  Eastern American Energy Corporation,
     ------------------------------------
a West Virginia corporation (herein called "Mortgagor"), for and in consideration of the sum of Ten Dollars ($10.00) to Mortgagor in hand paid, and in order to secure the payment of the secured indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements, warranties and undertakings of Mortgagor and of Energy Corporation of America, a West Virginia corporation (herein called "ECA") hereinafter described, does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to J. Nicholas Barth (the "Trustee"), who is a resident of Kanawha County, West Virginia, for the benefit of Black Stone Acquisitions Partners II, L.P., Black Stone Acquisitions Partners II-B, L.P. and Hatfield Royalty, L.P. (herein collectively called "Mortgagee"), and does hereby assign to Mortgagee and grant to Mortgagee a security interest in, the following described properties, rights and interests (the "Mortgaged Properties" or "Collateral"):

          All of Mortgagor's right, title and interest in and to the oil, gas and/or other mineral leases and properties which are described in Exhibit A attached hereto and identified as the "Yawkey Freeman AMI" as more particularly designated on Exhibit B attached hereto and made a part hereof, together with, in each case to the extent related to the Mortgaged Properties (i) all of Mortgagor's interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all presently existing and hereafter created oil, gas and/or mineral unitization, pooling agreements, declarations and/or orders, and in and to the properties, rights and interests covered and the units created thereby (including, without limitation, units formed under orders, rules, regulations or other official acts of any federal, state or other authority having jurisdiction), which cover, affect or otherwise relate to the properties, rights and interests granted above (ii) a non-exclusive right to use all easements, rights-of-way, servitudes, surface leases, surface use agreements, and other rights or agreements related to the use of the surface and subsurface, in each case to the extent directly used in connection with the development and operation of the Mortgaged Properties,
          (iii) to the extent assignable or transferable, all permits, licenses, franchises, consents, approvals and other similar rights and privileges, in each case to the extent directly related to the development and operation of the Mortgaged Properties, (iv) to the extent assignable or transferable all contracts, agreements, operating agreements, service agreements, gas gathering and transportation agreements and other arrangements; and (v) to the extent assignable or transferable, copies of all books, records, files, maps, non-interpretative geological data, muniments of title, reports and similar materials relating to the Mortgaged Properties, subject to the reservations and exceptions set forth on Exhibit A and also specifically reserving and excepting from this Mortgage the following:

          All of the right, title, and interest of Mortgagor of whatever kind or character in and to (i) the wells listed on Exhibit A-1, (ii) all rights (including rights under the leases or other agreements described on Exhibit A-1) to the extent necessary or convenient for the development of and production from the wells listed on Exhibit A-1, and (ii) the Well Sites relating to the wells listed on Exhibit A-1 (as hereinafter defined) (including, without limitation, all oil, gas, and other hydrocarbons, and minerals in place)
          (the  "Excepted  Wells").

          In addition, in the event Mortgagor acquires any additional lease or leases in the Yawkey Freeman AMI prior to satisfaction of the secured indebtedness, Mortgagor shall execute and deliver to the

          Trustee a Supplemental Credit Line Deed of Trust adding such lease or leases to the Mortgaged Properties.

     TO HAVE AND TO HOLD the Mortgaged Properties unto the Trustee, and his successors or substitutes, in trust, however, upon the terms, provisions and conditions herein set forth. The reservation of the Excepted Wells above is intended to exclude from the lien of this Mortgage all the Mortgagor's right, title and interest in and to the Excepted Wells, together with all the Mortgagor's right, title and interest in and to those portions of the leasehold interests described on Exhibit A which are (1) located within the geologic formation(s) into which each Excepted Well is completed or from which each Excepted Well has produced or is producing hydrocarbons at any time up to and including the date of this instrument or which are hereafter produced from the Excepted Wells; and (2) geographically located within the "Well Site" (as defined below) for each of the Excepted Wells.

     As used herein, the "Well Site" for an Excepted Well shall be defined as follows: (a) the geographic area designated adjacent to the specified Excepted Well shall be the Well Site for that Excepted Well; (b) if (a) of this sentence does not apply, but a unit has been formed for said Excepted Well by either voluntary or mandatory pooling, then the unit so formed shall be the Well Site for that Excepted Well; (c) if neither (a) nor (b) of this sentence applies but the state in which the Excepted Well is located has established a minimum spacing unit or pattern for the Excepted Well, then the minimum spacing unit or pattern so designated shall be the Well Site for that Excepted Well (if the shape of said unit or pattern is not specified, the shape shall be as nearly as possible a circle with the Excepted Well at the center); and (d) if none of (a),
(b) or (c) of this sentence applies, then the Well Site for the Excepted Well shall be a circle with a radius of 1,250 feet and the center of which is the Excepted Well bore of such Excepted Well. In addition to the foregoing, the Well Site for each Excepted Well shall include all necessary or convenient rights of ingress and egress to and from the Excepted Well, all rights to transport hydrocarbons to market from the Excepted Well and all rights and ground upon which tanks, separators, pipelines and other facilities used for or in connection with the operation of the Excepted Well. Mortgagee acknowledges the execution and delivery simultaneously herewith of the Term Royalty Conveyance from ECA and Mortgagor. The Term Royalty Interest conveyed to Mortgagee pursuant to the Term Royalty Conveyance is not included in the Mortgaged Properties.

     Section  1.2.     Loan Documents, Other Obligations.  This Mortgage is made
     ---------------------------------------------------
to secure and enforce the payment and performance of the following obligations, indebtedness and liabilities:

          (a) The obligation of ECA to satisfy the Total Drilling Commitment by the Drilling Obligation Completion Date (plus the 90 day grace period) pursuant to Section 2.1(a) of that certain Development Agreement dated as of June 10, 2005 among ECA, Mortgagor and Mortgagee and all restatements thereof, supplements thereto and amendments and modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (such Development Agreement as the same may from time to time be restated, supplemented, amended or modified, and all other agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part, being herein called the "Development

     Agreement") (the Development Agreement, this Mortgage, and any other instrument now or hereafter evidencing, governing, guaranteeing or securing the secured indebtedness (as hereinafter defined) or any part thereof being herein sometimes collectively called the "Loan Documents");

          (b) Any and all sums advanced as expenses or costs incurred by, or on behalf of, the Mortgagee (or any receiver appointed hereunder) which are made or incurred pursuant to, or permitted by, the terms of this Mortgage or the other Loan Documents, plus interest thereon at the rate herein specified or otherwise agreed upon, from the date of advance or expenditure until reimbursed;

          (c) All expenses (including but not limited to reasonable attorneys' fees) incurred by the Trustee or Mortgagee in enforcing any of the Loan Documents; and

          (d) Without limiting the generality of the foregoing, all post-petition interest, expenses, and other duties and liabilities with respect to indebtedness or other obligations described above in this
     Section 1.2, which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding.

     Section  1.3.     Secured  Indebtedness.  The obligations, indebtedness and
     ---------------------------------------
liabilities referred to in Section 1.2 are herein sometimes referred to as the "secured indebtedness" or the "indebtedness secured hereby."

     Section  1.4.     Limitation  on  Obligation.  The parties hereto agree and
     --------------------------------------------
acknowledge that as of the date of this Credit Line Deed of Trust the indebtedness secured hereby does not exceed the aggregate maximum amount of $24,000,000. The parties further agree and acknowledge that as the indebtedness secured hereby reduces proportionately under the terms of the Development Agreement, this lien shall be released as to each Completed Development Well as the same is completed in accordance with the Development Agreement, and that upon Mortgagor's request and at Mortgagor's expense, Mortgagee shall execute and deliver a partial release, which will release in full the lien of this Mortgage with respect to the Well Site relating to each such Completed Development Well. In addition, upon Mortgagor's request and at Mortgagor's expense, Mortgagee shall execute and deliver a partial release, which will release in full the lien of this Mortgage with respect to the Well Site relating to any Development Well that does not constitute a Completed Development Well.

     Section  1.5.     West  Virginia  Credit  Line  Deed  of  Trust and Maximum
     ---------------------------------------------------------------------------
Amount.  This  Mortgage  is  a  "credit  line  deed  of  trust"  and  secures an
------
obligation which permits or requires future advances; all such advances are intended to be obligatory advances under the terms of this credit line deed of trust or other agreements evidencing the indebtedness secured hereby which Mortgagee is legally obligated to make in the absence of a default, breach or other such event. In West Virginia, the secured indebtedness shall not exceed the aggregate maximum amount of $24,000,000 plus any taxes, insurance premiums, interest, expenses or other obligations which may be required or provided for in the Development Agreement or this Mortgage.

                                   ARTICLE II.

                    Representations, Warranties and Covenants
                    -----------------------------------------

     Section  2.1.     Mortgagor represents, warrants, and covenants as follows:

          (a)     Title  and  Permitted  Encumbrances.  Subject to the interests
                  -----------------------------------
     conveyed to Mortgagee under the Term Royalty Conveyance, Mortgagor warrants to Mortgagee that the Mortgaged Properties are free of all encumbrances created by, through or under Mortgagor, except for (i) the contracts, agreements, burdens, encumbrances and other matters set forth in the descriptions of certain of the Mortgaged Properties on Exhibit A hereto,
                                                               ---------
     (ii) the liens and security interests evidenced by this Mortgage, and (iii) all Permitted Encumbrances (as defined in the Term Royalty Conveyance). With respect to each Mortgaged Property, the ownership of Mortgagor in such Mortgaged Property does and will entitle Mortgagor to receive (subject to the terms and provisions of this Mortgage) a decimal or percentage share of the oil, gas and other hydrocarbons produced from, or allocated to, such Mortgaged Property not less than the decimal or percentage share set forth in Exhibit A in connection with such Mortgaged Property unit opposite the
         ----------
     words "Net Revenue Interest" (or words of similar import).

          (b)     Leases  and  Contracts;  Performance of Obligations.  The oil,
                  ---------------------------------------------------
     gas and/or mineral leases, contracts, servitudes and other agreements forming a part of the Mortgaged Properties, to the extent the same cover or otherwise relate to the Mortgaged Properties, are in full force and effect in all material respects. All rents, royalties and other payments due and payable under such leases, contracts, servitudes and other agreements, or under the Permitted Encumbrances, or otherwise attendant to the ownership or operation of the Mortgaged Properties, have been (and with respect to any Mortgaged Property which is a working interest operated by a party other than Mortgagor, and such operator is responsible for such payment under applicable agreements, to the knowledge of Mortgagor have been) and will continue to be, properly and timely paid. Mortgagor is not in default with respect to Mortgagor's obligations (and Mortgagor is not aware of any default by any third party with respect to such third party's obligations) under such leases, contracts, servitudes and other agreements, or under the Permitted Encumbrances, or otherwise attendant to the ownership or operation of any part of the Mortgaged Properties, where such default could materially adversely affect the ownership or operation of the Mortgaged Properties; Mortgagor will fulfill all such obligations coming due in the future.

          (c)     Operation  of  Mortgaged  Properties.  Each Mortgaged Property
                  ------------------------------------
     (and properties unitized therewith) is being (and, to the extent the same could materially adversely affect the ownership or operation of such Mortgaged Properties after the date hereof, has in the past been), and hereafter will be, maintained, operated and developed in a good and workmanlike manner, in accordance with prudent industry standards and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with all oil, gas and/or other mineral leases and other contracts and agreements forming a part of the Mortgaged Properties and in conformity with the Permitted Encumbrances. Mortgagor has, and will have in the future, all governmental licenses and permits necessary or appropriate to own and operate the Mortgaged Properties; Mortgagor has not received notice of any violations in respect of any such licenses or permits.

          (d)     Sale  or  Disposal.  Mortgagor's  ability  to  transfer  or
                  ------------------
     otherwise dispose of the Mortgaged Properties shall be subject to the restrictions set forth in the Term Royalty Conveyance.

          (e)     Ad  Valorem  and  Severance  Taxes.  Mortgagor  has  paid  and
                  ----------------------------------
     discharged, and will continue to pay and discharge, all ad valorem and other taxes assessed against the Mortgaged Properties provided, that items of the foregoing description need not be paid while being contested in good faith by appropriate proceedings diligently conducted, and provided, further, that reserves adequate under GAAP have been established with respect thereto, and provided, further, that Mortgagor's title to, and its right to use, the Mortgaged Properties are not adversely affected thereby. Promptly following the conclusion of such contest, Mortgagor shall discharge or satisfy any lien, claim, encumbrance, security interest or exception which affects the Mortgaged Properties as a result of, or which was the subject of, such contest.

          (f)     Suits  and Claims.  There are no suits, actions, arbitrations,
                  -----------------
     claims, investigations, inquiries, proceedings or demands pending (or, to Mortgagor's knowledge, threatened) which materially affect Mortgagor's interest in the Mortgaged Properties (including, without limitation, any which challenge or otherwise pertain to Mortgagor's title to the Mortgaged Properties) and no judicial, administrative or arbitral actions, suits or proceedings pending (or, to Mortgagor's knowledge, threatened) against Mortgagor.

          (g)     Identification  of  Mortgagor.  The  cover  page  to  this
                  -----------------------------
     instrument lists the full legal name of Mortgagor as registered in the jurisdiction in which Mortgagor is organized, formed or incorporated, Mortgagor's taxpayer identification number, Mortgagor's jurisdiction of incorporation, its organizational identification number as designated by the jurisdiction of its incorporation. Mortgagor is not now and has not been known by any trade name or assumed name.

          (h)     Fees  and  Expenses:  Indemnity.  Mortgagor  will  reimburse
                  -------------------------------
     Trustee and Mortgagee (for purposes of this paragraph, the terms "Trustee" and "Mortgagee" shall include the directors, officers, partners, employees and agents of Trustee or Mortgagee, respectively, and any persons or entities owned or controlled by or affiliated with Trustee or Mortgagee respectively) for all expenditures, including reasonable attorneys' fees and expenses, incurred or expended in connection with (i) the breach by Mortgagor of any covenant, agreement or condition contained herein or in any other Loan Document, (ii) the exercise by Mortgagee and/or Trustee of any of their rights and remedies hereunder or under any other Loan Document, and (iii) the protection of the Mortgaged Properties and/or Mortgagee's and/or Trustee's liens and security interests therein, all of which shall constitute a portion of the secured indebtedness and shall be secured by this Mortgage and by any other instrument securing the secured indebtedness.

          (i)     Indemnification.  Mortgagor  will  indemnify,  defend and hold
                  ----------------
     harmless Mortgagee, its officers, directors, employees, agents and shareholders (collectively, the "Indemnified Parties") from and against all
                                      -------------------
     claims, demands, liabilities, causes of action, losses, penalties, obligations, damages, judgments, deficiencies and expenses (including, without limitation, interest, penalties, attorneys' fees and amounts paid in settlement) on account of any act performed or omitted to be performed hereunder, or on account of any transaction arising out of or in any way connected with the Mortgaged Property, this Mortgage, or any of the secured indebtedness, expressly including any such claim, demand, liability, cause of action, loss, penalty, damage, obligation, action, judgment, deficiency or expense attributable to the ordinary, sole or contributory negligence of such Indemnified Party; provided that Mortgagor shall not be liable for any portion of such claims, demands, liabilities, causes of action, losses, penalties, obligations, damages, judgments, deficiencies or expenses resulting from the gross negligence or willful misconduct of the person to be indemnified, or resulting from personal injury to any individual. It is the intent of Mortgagor that each Indemnified Party shall be indemnified for its ordinary, sole or contributory negligence.

          (j)     Records,  Statements  and  Reports.  The  Mortgagor  will keep
                  ----------------------------------
     proper books of record and account in which complete correct entries will be made of the Mortgagor's transactions in accordance with sound accounting principles consistently applied and will furnish or cause to be furnished to the Mortgagee (a) all reports required under the Loan Documents, and (b) such other information concerning the business and affairs and financial condition of the Mortgagor as the Mortgagee may from time to time reasonably request.

          (k)     No  Governmental  Approvals.  The  Mortgagor  warrants that no
                  --------------------------
     approval or consent of any regulatory or administrative commission or authority, or of any other governmental body, is necessary to authorize the execution and delivery of this instrument, or any of the other Loan Documents or the Notes, or to authorize the observance or performance by the Mortgagor of the covenants herein or therein contained.

          (l)     Third Party Mortgage.  The value of the consideration received
                  ---------------------
     and to be received by Mortgagor is reasonably worth at least as much as the liability and obligation of Mortgagor incurred or arising under this Mortgage and all related papers and arrangements. Mortgagor has determined that such liability and obligation may reasonably be expected to substantially benefit Mortgagor directly or indirectly (or if Mortgagor is a corporation, Mortgagor's board of directors has made that determination). Mortgagor has had full and complete access to the underlying papers relating to the secured indebtedness and all other papers executed by ECA or any other person or entity in connection with the secured indebtedness, has reviewed them and is fully aware of the meaning and effect of their contents. Mortgagor is fully informed of all circumstances which bear upon the risks of executing this Mortgage and which a diligent inquiry would reveal. Mortgagor has adequate means to obtain from ECA on a continuing basis information concerning ECA's financial condition and is not depending on Mortgagee to provide such information, now or in the future. Mortgagor agrees that Mortgagee shall have no obligation to advise or notify Mortgagor or to provide Mortgagor with any data or information.

     Section  2.2.     Further  Assurances.  Mortgagor  will,  on  request  of
                       -------------------
Mortgagee, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage, or in any other Loan Document, or in the execution or acknowledgment of this Mortgage or any other Loan Document,
(ii) execute, acknowledge, deliver and record and/or file such further instruments (including, without limitation, further deeds of trust, mortgages, security agreements, financing statements, continuation statements, and assignments of production, accounts, funds, contract rights, general intangibles, and proceeds) and do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents and to more fully identify and subject to the liens and security interests hereof any Mortgaged Properties intended to be covered hereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Mortgaged Properties, and (iii) execute, acknowledge, deliver, and file and/or record any document or instrument (including specifically any financing statement) reasonably necessary to protect the lien or the security interest hereunder against the rights or interests of third persons. Mortgagor shall pay all reasonable costs connected with any of the foregoing, all of which shall constitute a portion of the secured indebtedness and shall be secured by this Mortgage and by any other instrument securing the secured indebtedness.

     Section 2.3.     Performance by Mortgagee on Mortgagor's Behalf.  Mortgagor
                      ----------------------------------------------
agrees that, if Mortgagor fails to perform any act or to take any action which hereunder Mortgagor is required to perform or take, or to pay any money which hereunder Mortgagor is required to pay, Mortgagee, in Mortgagor's name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Mortgagee and any money so paid by Mortgagee shall be a demand obligation owing by Mortgagor to Mortgagee (which obligation Mortgagor hereby expressly promises to pay) and Mortgagee, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment, all of which shall constitute a portion of the secured indebtedness and shall be secured by this Mortgage and by any other instrument securing the secured indebtedness. Mortgagor shall notify Mortgagee in writing with all relevant information concerning any default by Mortgagor under any credit obligation within ten (10) days of the first event of such default, together with monthly updates as to the status thereof.

                                  ARTICLE III.

                              Remedies Upon Default
                              ---------------------

     Section  3.1.     Default.  The  term  "default"  as  used in this Mortgage
                       -------
shall mean any failure to satisfy the Total Drilling Commitment by the Drilling Obligation Completion Date (plus the 90 day grace period) as provided in Section
2.1  of  the  Development  Agreement.

          (a) The failure or refusal of the Mortgagor or ECA to punctually and properly observe, keep and perform any covenant, agreement or undertaking contained in this Mortgage or contained in any other mortgage, deed of trust, security agreement, collateral pledge agreement, assignment, or contract of any kind, securing or assuring the payment of the Indebtedness; or

          (b) Any representation or warranty made by the Mortgagor herein or by Mortgagor and/or ECA in any other agreement securing or evidencing all or any portion of the secured indebtedness proves untrue in any material respect; provided however, that the sole remedy for a breach of the representations set forth in Section 2.1(a) herein shall be the title adjustment provision set forth in the Conveyance; or

          (c) Mortgagor or ECA shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate or other action to authorize any of the foregoing; or

          (d) an involuntary case or other proceeding shall be commenced against Mortgagor or ECA seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of 30 days; or an order for relief shall be entered against Mortgagor or ECA under the federal bankruptcy laws as now or hereafter in effect which remains undismissed or unstayed for a period of 30 days; or

           (e) any material portion of the Mortgaged Properties shall be seized or taken by any governmental or similar authority, or any order of attachment, garnishment or any other writ shall be issued (and shall not be stayed or bonded or lifted within the applicable time for appeal), or any other lawful creditor's remedy shall be exercised or attempted to be exercised, with respect thereto.

     Section  3.2.     Pre-Foreclosure  Remedies.     Upon  the  occurrence of a
                       -------------------------
default, or any event or circumstance which, with the lapse of time or the giving of notice, or both, would constitute a default hereunder,

          (a) Mortgagee is authorized, prior or subsequent to the institution of any foreclosure proceedings, to enter upon the Mortgaged
     Properties,  or  any  part thereof, and to take possession of the Mortgaged
     Properties and all books and records relating thereto, and to exercise without interference from Mortgagor any and all rights which Mortgagor has with respect to the management, possession, operation, protection or preservation of the Mortgaged Properties. If necessary to obtain the possession provided for above, Mortgagee may invoke any and all remedies to dispossess Mortgagor. All costs, expenses and liabilities of every character incurred by Mortgagee in managing, operating, maintaining, protecting or preserving the Mortgaged Properties shall constitute a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee and shall bear interest from date of expenditure until paid at the rate of equal to the "prime rate" announced within the principle office of Wells Fargo Foothill, Inc.'s in San Francisco, California, plus two percent (2%) (the DEFAULT RATE), all of which shall constitute a portion of the secured indebtedness and shall be secured by this Mortgage and by any other instrument securing the secured indebtedness. In connection with any action taken by Mortgagee pursuant to this Section 3.2, MORTGAGEE SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY MORTGAGOR RESULTING FROM ANY ACT OR OMISSION OF MORTGAGEE IN MANAGING THE MORTGAGED PROPERTIES UNLESS SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT AND BAD FAITH OF MORTGAGEE, nor shall Mortgagee be obligated to perform or discharge any obligation, duty or liability of Mortgagor arising under any agreement forming a part of the Mortgaged Properties or arising under any Permitted Encumbrance or otherwise arising.

          (b) Mortgagee may execute and deliver to such person or persons as maybe designated by the Mortgagee appropriate powers of attorney to act for and on behalf of the Mortgagor in all transactions with any federal, state or local agency relating to any of the Mortgaged Property.

     Section  3.3.     Foreclosure.
                       -----------

          (a) Upon the occurrence of a default, Trustee is authorized and empowered and it shall be Trustee's special duty at the request of Mortgagee to sell the Mortgaged Properties, or any part thereof, as an entirety or in parcels as Mortgagee may elect, at such place or places and otherwise in the manner and upon such notice as may be required by law or, in the absence of any such requirement, as Trustee may deem appropriate. If Trustee shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the Mortgaged Properties pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale. Cumulative of the foregoing and the other provisions of this Article III:

               (i) Notice of sale shall be given by publishing such notice in some newspaper of general circulation in each county wherein any part of such Mortgaged Properties are located, or if there be no such newspapers of general circulation in the county of proposed sale as provided by law, on the date of sale, notice of such sale shall be duly published in an appropriate newspaper in an adjoining county of Trustee's choice. Notice shall be published as a Class II legal advertisement in accordance with West Virginia Code, Sections 59-3-1, et seq. and 38-1-4.

          (b) Upon the occurrence of a default, Mortgagee may exercise its rights of enforcement with respect to the Collateral under the Uniform Commercial Code of the State of West Virginia or any other statute in force in any state to the extent the same is applicable law. Cumulative of the foregoing and the other provisions of this Article III:

               (i) Mortgagee may enter upon the Mortgaged Properties or otherwise upon Mortgagor's premises to take possession of, assemble and collect the Collateral or to render it unusable; and

               (ii) Mortgagee may require Mortgagor to assemble the Collateral and make it available at a place Mortgagee designates which is mutually convenient to allow Mortgagee to take possession or dispose of the Collateral; and

               (iii) written notice mailed to Mortgagor as provided herein at least ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and

               (iv) in the event of a foreclosure of the liens and/or security interests evidenced hereby, the Collateral, or any part thereof, and the Mortgaged Properties, or any part thereof may, at the option of Mortgagee, be sold, as a whole or in parts, together or separately (including, without limitation, where a portion of the Mortgaged Properties is sold, the Collateral related thereto may be sold in connection therewith); and

               (v)     the  expenses  of  sale  provided  for in clause FIRST of
          Section 3.3 shall include the reasonable expenses of retaking the Collateral or any part thereof, holding the same and preparing the same for sale or other disposition; and

               (vi) should, under this subsection, the Collateral be disposed of other than by sale, any proceeds of such disposition shall be treated as if the same were sales proceeds.

          (c) To the extent permitted by applicable law, the sale by Trustee or Mortgagee hereunder of less than the whole of the Mortgaged Properties shall not exhaust the powers of sale herein granted or the right to judicial foreclosure, and successive sale or sales may be made until the whole of the Mortgaged Properties shall be sold, and, if the proceeds of such sale of less than the whole of the Mortgaged Properties shall be less than the aggregate of the indebtedness secured hereby and the expense of conducting such sale, this Mortgage and the liens and security interests hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Properties just as though no sale had been made; provided, however, that Mortgagor shall never have any right to require the sale of less than the whole of the Mortgaged Properties. In the event any sale hereunder is not completed or is defective in the opinion of Mortgagee, such sale shall not exhaust the powers of sale hereunder or the right to judicial foreclosure, and Mortgagee shall have the right to cause a subsequent sale or sales to be made. Any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by it (including, without limitation, the posting of notices and the conduct of sale), and any such appointment need not be in writing or recorded. Any and all statements of fact or other recitals made in any deed or deeds, or other instruments of transfer, given in connection with a sale as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to Mortgagee's having declared all of indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or, with respect to any sale by the Trustee, or any successor or substitute trustee, as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee or the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done, shall be taken as prima facie evidence of the truth of the facts so stated and recited. With respect to any sale held in foreclosure of the liens and/or security interests covered hereby, it shall not be necessary for the Trustee, Mortgagee, any public officer acting under execution or order of the court or any other party to have physically present or constructively in his/her or its possession, either at the time of or prior to such sale, the Mortgaged Properties or any part thereof.

     Section 3.4.     Proceeds of Foreclosure.  The proceeds of any sale held in
                      -----------------------
foreclosure of the liens and/or security interests evidenced hereby shall be applied:

               FIRST to the payment of all necessary costs and expenses incident
               -----
          to such foreclosure sale, including but not limited to all court costs and charges of every character in the event foreclosed by suit and including but not limited to a reasonable fee to the Trustee if such sale was made by the Trustee acting under the provisions of this Mortgage;

               SECOND  to  the  payment  of  the secured indebtedness (including
               ------
          specifically without limitation the principal, interest and attorneys' fees due and unpaid under the Credit Agreement and the amounts due and unpaid and owed to Mortgagee under this Mortgage) in such manner and order as Mortgagee may elect; and

               THIRD,  the  remainder,  if  any there shall be, shall be paid to
               -----
          Mortgagor, or to Mortgagor's successors or assigns, or such other persons as may be entitled thereto by law.

     Section 3.5.     Mortgagee as Purchaser.  Mortgagee shall have the right to
                      ----------------------
become the purchaser at any sale held in foreclosure of the liens and/or security interests evidenced hereby, and Mortgagee shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the secured indebtedness owing to Mortgagee.

     Section  3.6.     Possession  of  the  Mortgaged  Property. It shall not be
                       ----------------------------------------
necessary for the Mortgagee to have physically present or constructively in its possession at any sale held by the Mortgagee or by any court, receiver or public officer any or all of the Mortgaged Property, and the Mortgagor shall deliver to the purchaser at such sale on the date of sale the Mortgaged Property purchased by such purchasers at such sale, and if it should be impossible or impracticable for any of such purchasers to take actual delivery of the Mortgaged Property, then the title and right of possession to the Mortgaged Property shall pass to the purchaser at such sale as completely as if the same had been actually present and delivered.

     Section  3.7.     Assignment  of  Non-UCC Personal Property.  To the extent
                       -----------------------------------------
that any of the Mortgaged Property is not subject to the Uniform Commercial Code of the state or states where it is situated, Mortgagor hereby assigns to Mortgagee all of Mortgagor's right, title and interest in the Mortgaged Property to secure the Indebtedness. Release of the lien of this Mortgage shall automatically terminate this assignment.

     Section  3.8.     Receipt  to Purchaser.  Upon any sale, whether made under
                       ---------------------
the power of sale herein granted and conferred or by virtue of judicial proceedings, the receipt of the Mortgagee, or of the officer making sale under judicial proceedings, shall be sufficient discharge to the purchaser or purchasers at any sale for his or their purchase money, and such purchaser or purchasers, or his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the trustee or of such officer therefor, be obliged to see to the application of such purchase money or be in anywise answerable for any loss, misapplication or nonapplication thereof.

     Section  3.9.     Effect of Sale.  To the extent allowed by applicable law,
                       --------------
any sale or sales of the Mortgaged Property, whether under the power of sale herein granted and conferred or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever either at law or in equity, of the Mortgagor, in and to the premises and the property sold, and shall be a perpetual bar, both at law and in equity, against the Mortgagor, and the Mortgagor's successors or assigns, and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through or under the Mortgagor, or the Mortgagor's successors or assigns. Nevertheless, the Mortgagor, if reasonably requested by the Mortgagee to do so, shall join in the execution and delivery of all proper conveyances, assignments and transfers of the properties so sold.


     Section  3.10.     The  Mortgagor's  Waiver of Appraisement, Marshaling and
                        --------------------------------------------------------
Other  Rights.  The  Mortgagor agrees, to the full extent that the Mortgagor may
-------------
lawfully so agree, that the Mortgagor will not at any time insist upon or plead or in any manner whatsoever claim or take the benefit of any appraisement, valuation, stay, extension or redemption law now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this instrument or the absolute sale of the Mortgaged Property or any part thereof or the possession thereof by any purchaser at any sale made pursuant to any provision hereof, or pursuant to the decree of any court of competent jurisdiction; but the Mortgagor, for the Mortgagor and all who may claim through or under the Mortgagor, so far as the Mortgagor or those claiming through or under the Mortgagor now or hereafter lawfully may, hereby waives the benefit of all the laws. The Mortgagor, for the Mortgagor and all who may claim through or under the Mortgagor, waives, to the extent that the Mortgagor may lawfully do so, any and all right to have the Mortgaged Property marshaled upon any foreclosure of the lien hereof, or sold in inverse order of alienation, and agrees that the Mortgagee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property as an entirety. If any law in this Section referred to and now in force, of which the Mortgagor or the Mortgagor's successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to constitute any part of the contract herein contained or to preclude the operation or application of the provisions of this paragraph. Notwithstanding any other provision to the contrary provided in this Mortgage, if the Mortgagor establishes in any judicial proceeding that the fair market value of the Mortgaged Property sold exceeded the sales price therefor, then any deficiency otherwise obtainable under applicable law shall be reduced by such amount.

                                   ARTICLE IV.

                                  Miscellaneous
                                  -------------

     Section 4.1.     Scope of Mortgage.  This Mortgage is a credit line deed of
                      -----------------
trust and mortgage of both real and personal property, a security agreement, a financing statement and an assignment, and also covers proceeds and fixtures.

     Section  4.2.     Effective as a Financing Statement.  This Mortgage covers
                       ----------------------------------
goods which are or are to become fixtures on the real property described herein, and this Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Mortgaged Properties. This Mortgage shall also be effective as a financing statement, filed as a fixture filing, covering minerals and other substances of value which may be extracted from the earth (including without limitation oil and gas), and accounts related thereto. This Mortgage is to be filed for record in the real property records of each county where any part of the Mortgaged Properties is situated. This Mortgage shall also be effective as a financing statement covering any other Mortgaged Properties and may be filed in any other appropriate filing or recording office. The mailing address of Mortgagor is the address of Mortgagor set forth at the end of this Mortgage and the address of Mortgagee from which information concerning the security interests hereunder may be obtained is the address of Mortgagee set forth at the end of this Mortgage.

     Section  4.3.     Reproduction  of  Mortgage  as  Financing  Statement.  A
                       ----------------------------------------------------
carbon, photographic, facsimile or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in this Mortgage.

     Section  4.4.     Waiver  by Mortgagee.  Mortgagee may at any time and from
                       --------------------
time to time in writing waive compliance by Mortgagor with any covenant herein made by Mortgagor to the extent and in the manner specified in such writing, or consent to Mortgagor's doing any act which hereunder Mortgagor is prohibited from doing, or to Mortgagor's failing to do any act which hereunder Mortgagor is required to do, to the extent and in the manner specified in such writing, or release any part of the Mortgaged Properties or any interest therein or any Production Proceeds from the lien and security interest of this Mortgage, without the joinder of Trustee, or release any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights or powers of Mortgagee (or Trustee) hereunder except to the extent specifically agreed to by Mortgagee in such writing.

     Section  4.5.     No  Impairment  of Security.  The lien, security interest
                       ---------------------------
and other security rights of Mortgagee hereunder shall not be impaired by any indulgence, moratorium or release granted by Mortgagee including, but not limited to, any renewal, extension or modification which Mortgagee may grant with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Mortgagee may grant in respect of the Mortgaged Properties, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness.

     Section  4.6.     Place  of Payment.  All secured indebtedness which may be
                       -----------------
owing hereunder at any time by Mortgagor shall be payable at the place designated in the Development Agreement (or if no such designation is made, at the address of Mortgagee indicated at the end of this Mortgage), or at such other place as Mortgagee may designate in writing.

     Section  4.7.     Compliance  With  Usury  Laws.  It  is  the  intent  of
                       -----------------------------
Mortgagor, Mortgagee, and all other parties to the Loan Documents to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, it is stipulated and agreed that none of the terms and provisions contained herein shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect.

     Section  4.8.     Substitute  Trustee.  The  Trustee  may  resign  by  an
                       -------------------
instrument in writing addressed to Mortgagee, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Mortgagee. In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Mortgagee shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Mortgagee shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Mortgagee and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness secured hereby has been paid in full, or until the Mortgaged Properties is sold hereunder. In the event the secured indebtedness is owned by more than one person or entity, the holder or holders of not less than a majority in the amount of such indebtedness shall have the right and authority to make the appointment of a successor or substitute trustee as provided for in the preceding sentence or to remove Trustee as provided in the first sentence of this section. Such appointment and designation by Mortgagee, or by the holder or holders of not less than a majority of the indebtedness secured hereby, shall be full evidence of the right and authority to make the same and of all facts therein recited. If Mortgagee is a corporation or association and such appointment is executed in its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Mortgaged Properties shall vest in the named successor or substitute Trustee and it shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but nevertheless, upon the written request of Mortgagee or of the successor or substitute Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute
Trustee all of the estate and title in the Mortgaged Properties of the Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee. All references herein to


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
Trustee shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

     Section 4.9.     No Liability for Trustee.  THE TRUSTEE SHALL NOT BE LIABLE
                      ------------------------
FOR ANY ERROR OF JUDGMENT OR ACT DONE BY TRUSTEE IN GOOD FAITH, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE TRUSTEE'S NEGLIGENCE), EXCEPT FOR TRUSTEE'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder, believed by it in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. Mortgagor hereby ratifies and confirms any and all acts which the herein named Trustee or its successor or successors, substitute or substitutes, shall do lawfully by virtue hereof.

     Section  4.10.     Release of Mortgage.  If all of the secured indebtedness
                        -------------------
be paid and performed as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Mortgage and in the Development Agreement are kept and performed, then, Mortgagee shall, at Mortgagor's request, release this Mortgage, in due form and at Mortgagor's cost, provided, however, that, notwithstanding such release, all indemnifications and other rights provided herein not expressly released in writing shall continue in effect unaffected by such release, and provided, further, that if any payment to Mortgagee by ECA or Mortgagor is held to constitute a preference or avoidable transfer under applicable state or federal laws or if for any other reason Mortgagee is required to refund such payment to the payor thereof or to pay the amount thereof to any third party, this Mortgage shall be reinstated to the extent of such payment or payments. In addition, Mortgagee shall execute and deliver to Mortgagor partial releases of the lien created by this instrument as required by Section 1.4.

     Section  4.11.     Notices.  All  notices,  requests, consents, demands and
                        -------
other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the address of the intended recipient specified at the end of this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given
(a) in the case of personal delivery or delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, (b) in the case of telecopy, upon receipt, with confirmation of receipt, and (c) in the case of registered or certified United States mail, three days after deposit in the mail. Notwithstanding the foregoing, or anything else in the Loan Documents which may appear to the contrary, any notice given in connection with a foreclosure of the liens and/or security interests created hereunder, or otherwise in connection with the exercise by Mortgagee or Trustee of their respective rights hereunder or under any other Loan Document, which is given in a manner permitted by applicable law shall constitute proper notice; without limitation of the foregoing, notice given in a form required or permitted by statute shall (as to the portion of the Mortgaged Properties to which such statute is applicable) constitute proper notice.

     Section  4.12.     Invalidity  of Certain Provisions.  A determination that
                        ---------------------------------
any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

     Section  4.13.     Gender;  Titles.  Within  this  Mortgage,  words  of any
                        ---------------
gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions.

     Section  4.14.     Recording.  Mortgagor  will  cause this Mortgage and all
                        ---------
amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Mortgagee shall reasonably request and Mortgagor will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

     Section  4.15.     Counterparts.  This  Mortgage may be executed in several
                        ------------
counterparts, all of which are identical, except that, to facilitate recordation, certain counterparts hereof may include only that portion of Exhibit A which contains descriptions of the properties located in (or otherwise
---------
subject to the requirements and/or protections of the recording or filing acts or regulations of) the recording jurisdiction in which the particular counterpart is to be recorded, and other portions of Exhibit A shall be included
                                                     ---------
in such counterparts by reference only. All of such counterparts together shall constitute one and the same instrument. Complete copies of this Mortgage containing  the  entire Exhibit A have been retained by Mortgagor and Mortgagee.
                        ---------

     Section  4.16.     Successors  and  Assigns.  The  terms,  provisions,
                        ------------------------
covenants, representations, indemnifications and conditions hereof shall be binding upon Mortgagor, and the successors and assigns of Mortgagor, and shall inure to the benefit of Trustee and Mortgagee and their respective successors and assigns, and shall constitute covenants running with the Mortgaged Properties. All references in this Mortgage to Mortgagor, Trustee or Mortgagee shall be deemed to include all such successors and assigns.

     Section 4.17.     CHOICE OF LAW.  WITHOUT REGARD TO PRINCIPLES OF CONFLICTS
                       -------------   -----------------------------------------
OF  LAW,  THIS  MORTGAGE  SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND
--------------------------------------------------------------------------------
GOVERNED  BY THE LAWS OF THE STATE OF WEST VIRGINIA APPLICABLE TO CONTRACTS MADE
--------------------------------------------------------------------------------
AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND THE LAWS OF THE UNITED STATES
--------------------------------------------------------------------------------
OF  AMERICA.
-----------

     Section 4.18.     Exhibits Incorporated.  All exhibits, annexes, appendices
                       ---------------------
and schedules referred to any place in the text of this Mortgage are hereby incorporated into it at that place in the text, to the same effect as if set out there verbatim.
       --------

     Section  4.19.     "Including"  is  not  Limiting.  Wherever  the  term
                        ------------------------------
"including" or a similar term is used in this Mortgage, it shall be read as if it were written, "including by way of example only and without in any way limiting the generality of the clause or concept referred to."

     Section  4.20.     Amendments  in  Writing.  This  Mortgage  shall  not  be
                        -----------------------
changed orally but shall be changed only by agreement in writing signed by Mortgagor and Mortgagee. Any waiver or consent with respect to this Mortgage shall be effective only in the specific instance and for the specific purpose for which given. No course of dealing between the parties, no usage of trade and no parol or extrinsic evidence of any nature shall be used to supplement or modify any of the terms or provisions of this Mortgage.

     IN WITNESS WHEREOF, this instrument is executed by Mortgagor this 10th day of June, 2005.


                      EASTERN  AMERICAN  ENERGY  CORPORATION:


                      By:  /s/  Donald C. Supcoe
                         ----------------------------------
                      Name:  Donald  C.  Supcoe
                      Title: President


                      The  address  of  the  Mortgagor  is:

                      501  56th  Street
                      Charleston,  West  Virginia  25304



                      BLACK  STONE  ACQUISITIONS  PARTNERS  II,  L.P.
                      BY:  BSAP  II  GP,  L.L.C.,  GENERAL  PARTNER

                      By:  /s/  J. A. Mills
                         ----------------------------------
                      Name:   J.  A.  Mills
                      Title:  Vice  President



                    BLACK  STONE  ACQUISITIONS  PARTNERS  II-B,  L.P.
                    BY:  BSAP  II  GP,  L.L.C.,  GENERAL  PARTNER

                    By:  /s/  J. A. Mills
                       ------------------------------------
                    Name:   J.  A.  Mills
                    Title:  Vice  President

                    HATFIELD  ROYALTY,  L.P.
                    BY:  BSAP  II  GP,  L.L.C.,  GENERAL  PARTNER

                    By:  /s/  J. A. Mills
                       ------------------------------------
                    Name:   J.  A.  Mills
                    Title:  Vice  President


                    The  address  of  the  Mortgagee  is:

                    1001  Fannin,  Suite  2020
                    Houston,  Texas  77002




STATE  OF  WEST  VIRGINIA          S
                                   S
COUNTY  OF  KANAWHA                S

     On this, the 10th day of June, 2005, before me ____________, a Notary public, personally appeared Donald C. Supcoe, as the President of Eastern American Energy Corporation, a West Virginia corporation, and executed the foregoing instrument on behalf of said corporation.

                              _______________________________________
                              NOTARY  PUBLIC

My  Commission  expires:  _______________

THE  STATE  OF  WEST  VIRGINIA     S
                                   S
COUNTY  OF  KANAWHA                S

     On this, the 10th day of June, 2005, before me ___________________, a Notary public, personally appeared J. A. Mills as the Vice President of BSAP II GP, L.L.C., general partner of Black Stone Acquisitions Partners II, L.P., a Delaware limited partnership, and executed the foregoing instrument on behalf of said limited partnership.

     In witness whereof, I hereunto set my hand and official seal.

[SEAL]                                 _________________________________________


My  Commission  Expires:_________________




THE  STATE  OF  WEST  VIRGINIA     S
                                   S
COUNTY  OF  KANAWHA                S

     On this, the 10th day of June, 2005, before me ___________________, a Notary public, personally appeared J. A. Mills as the Vice President of BSAP II GP, L.L.C., general partner of Black Stone Acquisitions Partners II-B, L.P., a Delaware limited partnership, and executed the foregoing instrument on behalf of said limited partnership.

     In witness whereof, I hereunto set my hand and official seal.

[SEAL]                                 _________________________________________


My  Commission  Expires:_________________

THE  STATE  OF  WEST  VIRGINIA     S
                                   S
COUNTY  OF  KANAWHA                S

     On this, the 10th day of June, 2005, before me ___________________, a Notary public, personally appeared J. A. Mills as the Vice President of BSAP II GP, L.L.C., general partner of Hatfield Royalty, L. P., a Delaware limited partnership, and executed the foregoing instrument on behalf of said limited partnership.

     In  witness  whereof,  I  hereunto  set  my  hand  and  official  seal.

[SEAL]                                 _________________________________________


My  Commission  Expires:_________________




                                                   This instrument prepared by:

                                                   Tammy J. Owen (WV Bar # 5552)
                                                   Goodwin & Goodwin, LLP
                                                   P. O. Box 2107
                                                   Charleston, WV  25328-2107